UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 18, 2013

SUPERMEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On January 22, 2013, we issued a press release announcing that David E. Hawthorne, a member of our Board of Directors, has passed away.  A copy of the press release is filed as an exhibit to this report.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	SuperMedia Inc. press release, dated January 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President –
General Counsel and Secretary

Date:      January 22, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	SuperMedia Inc. press release, dated January 22, 2013